                                  EXHIBIT 10.10

                                 USG CORPORATION
                          DEFERRED COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS

                        (EFFECTIVE AS OF JANUARY 1, 2008)

CONTENTS
--------
Article 1.   Establishment, Purpose, and Duration ........................    1
Article 2.   Definitions .................................................    1
Article 3.   Administration ..............................................    2
Article 4.   Participation ...............................................    3
Article 5.   Deferrals and Accounts ......................................    3
Article 6.   Payment of Account ..........................................    4
Article 7.   Amendment, Modification, and Termination ....................    5
Article 8.   Miscellaneous ...............................................    5
Exhibit A.   Deferral Election
Exhibit B.   Payout Election
Exhibit C.   Beneficiary Designation

                                 USG CORPORATION
                          DEFERRED COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS
                        (EFFECTIVE AS OF JANUARY 1, 2008)

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. USG Corporation, a Delaware corporation (the "Corporation"), hereby adopts and establishes a non-employee director deferred compensation plan known as the "USG Corporation Deferred Compensation Program for Non-Employee Directors" (herein called the "Plan"), as set forth in this document. The Plan provides non-employee directors of the Corporation the opportunity to annually elect to defer all or any portion of their compensation for service as directors of the Corporation ("Board Compensation") in the form of Deferred Stock Units (as herein defined), subject to the terms and provisions set forth herein.

     The effective date of the Plan is January 1, 2008 (the "Effective Date"). The Plan is intended in part as a replacement for certain compensation arrangements for non-employee directors in effect prior to the Effective Date (the "Prior Programs"). The Prior Programs will continue to apply in the future only with respect to applicable compensation earned by non-employee directors for periods of service prior to the Effective Date.

     1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to promote the achievement of long-term objectives of the Corporation by linking the personal interests of non-employee directors to those of the Corporation's stockholders and to attract and retain non-employee directors of outstanding competence.

     1.3 DURATION OF THE PLAN. The Plan will commence as of the Effective Date and will remain in effect until terminated or amended by the Board of Directors pursuant to Article 7.

ARTICLE 2. DEFINITIONS

     In addition to the terms defined in the Plan, these terms shall have the meanings set forth below:

     (a)  "Account" has the meaning set forth in Section 5.2 of the Plan.

     (b) "Board Compensation" has the meaning set forth in Section 1.1 of the Plan.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee" has the meaning set forth in Section 3.1 of the Plan.


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     (e)  "Corporation" has the meaning set forth in Section 1.1 of the Plan.

     (f) "Deferral Election" has the meaning set forth in Section 5.1(b) of the Plan.

     (g) "Deferred Amount" has the meaning set forth in Section 5.1(a) of the Plan.

     (h) "Deferred Stock Unit" or "Unit" means an award acquired by a Participant as a measure of participation under the Plan, and having a value which changes in direct relation to changes in the value of the Shares during the applicable period.

     (i)  "Effective Date" has the meaning set forth in Section 1.1 of the Plan.

     (j) "Fair Market Value" shall equal the mean of the high and low sales prices of a Share on The New York Stock Exchange on the relevant date, or, if there were no sales on such date, on the last trading date preceding the relevant date.

     (k)  "Participants" has the meaning set forth in Section 4.1 of the Plan.

     (l)  "Plan" has the meaning set forth in Section 1.1 of the Plan.

     (m)  "Prior Programs" has the meaning set forth in Section 1.1 of the Plan.

     (n) "Service Year" means the calendar year or other twelve-month period for which a Director earns an item of Board Compensation.

     (o)  "Shares" has the meaning set forth in Section 5.3(a) of the Plan.

     (p) "Termination of Service" means a Participant's separation from service as defined under Section 409A of the Code.

ARTICLE 3. ADMINISTRATION

     3.1 GOVERNANCE COMMITTEE. The Plan will be administered by the Governance Committee (the "Committee") of the Board of Directors of the Corporation, subject to the restrictions set forth in the Plan.

     3.2 ADMINISTRATION BY THE COMMITTEE. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Corporation, its shareholders, employees, directors, Participants, and their estates and beneficiaries.

ARTICLE 4. PARTICIPATION

     4.1 PARTICIPATION. Except as otherwise expressly provided below, persons eligible to participate in the Plan are limited to non-employee directors who are serving on the Board of Directors of the Corporation ("Participants").

ARTICLE 5. DEFERRALS AND ACCOUNTS

     5.1  ANNUAL DEFERRAL ELECTION.

     (a) A Participant may make an annual election to defer all or any portion of his or her Board Compensation for a Service Year (the "Deferred Amount") until his or her Termination of Service in the form of Deferred Stock Units that will be credited by the Corporation to the Participant's Account as described below.

     (b) Such annual election to defer pursuant to Section 5.1(a) (a "Deferral Election") must be made by a Participant in a writing (in a form substantially as set forth in Exhibit A hereto) actually received by the Corporate Secretary of the Corporation not later than December 31 of the calendar year next preceding the first day of the Service Year in which the Board Compensation would be earned; provided, that a non-employee director who first commences service on the Board during the course of a Service Year, rather than prior to such Service Year, shall make such Deferral Election with respect to such Service Year not later than the thirtieth (30th) day following the date on which the non-employee director first commences service, and such Deferral Election shall be effective with regard to Board Compensation earned during such Service Year following the date of the Deferral Election.

     (c) A Participant's initial Deferral Election will also contain an election (if any) regarding the manner of payment of the Participant's Account following his or her Termination of Service pursuant to Section 6.1(b) or 6.1(c). If the Participant does not elect a manner of payment on the Participant's initial Deferral Election, the Participant shall be deemed to have elected payment in a lump sum payment pursuant to Section 6.1(b). Once elected (or deemed elected) on a Participant's initial Deferral Election, the Participant's election as to manner of payment shall be irrevocable with respect to his or her entire Account.

     5.2 DEFERRAL ACCOUNT. An account (the "Account") shall be established and maintained by the Corporation for each Participant who elects to defer Board Compensation pursuant to Section 5.1. Each Account will be the record of the Deferred Stock Units with respect to Deferred Amounts under Section 5.1. Accounts will be maintained solely for accounting purposes, and will not require a segregation of any assets of the Corporation.

     5.3 DEFERRED STOCK UNITS.

     (a) The Participant's Account will be credited, at the time that each Deferred Amount would have been paid as Board Compensation in the absence of the Participant's Deferral Election, with Deferred Stock Units equal to the number of shares of the Corporation's common stock (including fractional shares) (the "Shares") that could be purchased with the Deferred Amount subject to such Deferral Election based upon the Fair Market Value of such Shares on the date that the Board Compensation would have been paid in the absence of the Deferral Election.

     (b) Each Deferred Stock Unit will have a value that is equal to the Fair Market Value of a Share on the relevant valuation date, it being understood that subsequent to the date that a Deferred Stock Unit is credited to the Participant's Account, its value will change in direct relationship to changes in the Fair Market Value of a Share.

     (c) Dividend equivalents (based on cash or stock dividends paid on Shares) will be earned on Deferred Stock Units and will be credited to the Account as additional Deferred Stock Units based upon the value of a Share on the payment date of the related dividend.

     5.4 VESTING OF DEFERRED AMOUNTS. All Deferred Amounts shall be 100% vested and nonforfeitable at all times.

ARTICLE 6. PAYMENT OF ACCOUNT

     6.1 AMOUNT AND NORMAL FORM OF PAYOUT; INSTALLMENT PAYMENT ELECTIONS.

     (a) A Participant's Account shall be paid to the Participant following the Participant's Termination of Service in cash or Shares, as elected by the Participant in writing. The election described by this Section 6.1(a) shall be made by the Participant by filing a written election in the form of Exhibit B with the Corporate Secretary of the Corporation no later than five days after the Participant's Termination of Service. In the absence of an election under this Section 6.1(a), the Participant shall be deemed to have elected distribution of his or her Account in cash.

     (b) Within thirty (30) days following a Participant's Termination of Service, his or her Account shall be paid to him or her by the Corporation as follows:

          (1) If the Participant has elected that his or her Account be distributed in cash, the Participant's Account shall be adjusted as of the date of the Participant's Termination of Service and the value thereof as of such date shall be paid to the Participant in cash; and

          (2) If the Participant has elected that his or her Account be distributed in Shares, the Corporation shall distribute to the Participant a number of Shares equal to the number of Deferred Stock Units therein as of the date of the Participant's Termination of Service (provided, that fractional Shares shall be distributed in cash based on the Fair Market Value of a Share on the date of the Participant's Termination of Service).

     (c) Notwithstanding the foregoing, in lieu of such a lump sum payment, a Participant may elect as described in Section 5.1(c) to receive payment of his or her Account in two installments. The first installment, equal to fifty percent (50%) of the amounts described in paragraph (1) or (2) of Section 6.1(b), will be made within thirty (30) days following the Participant's Termination of Service. The second installment, equal to the remaining fifty percent (50%) of the amounts described in paragraph (1) or (2) of Section 6.1(b), and including interest credited at the prime interest rate of JP Morgan Chase Bank in effect on the date of such Termination of Service, shall be made one year after the date of the first installment.

ARTICLE 7. AMENDMENT, MODIFICATION, AND TERMINATION

     7.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may terminate, amend, or modify the Plan at any time and from time to time.

     7.2 AMOUNTS PREVIOUSLY DEFERRED. Unless required by law, and subject to
Section 8.4 of the Plan, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Participant's Account under the Plan, without the written consent of the Participant.

ARTICLE 8. MISCELLANEOUS

     8.1 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     8.2 BENEFIT TRANSFERS. The interests of any Participant or beneficiary entitled to payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or beneficiary nor shall any such Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or rights which he or she may expect to receive, contingently or otherwise under this Plan except as may be required by the tax withholding provisions of the Code or of a state's income tax act. Notwithstanding the foregoing, amounts payable with respect to a Participant hereunder may be paid as follows:

     (a) Payments with respect to a disabled or incapacitated person may be paid to such person's legal representative for such person's benefit, to a custodian under the Uniform Gifts or Transfers to Minors Act of any state, or to a relative or friend of such person for such person's benefit; and

     (b) Transfers by the Participant to a grantor trust established pursuant to Sections 674, 675, 676 and 677 of the Code for the benefit of the Participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants) shall be recognized and given effect, provided that any such transfer has not been disclaimed prior to the payment, and the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.

     8.3 BENEFICIARY DESIGNATION. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form as provided in Exhibit C hereto, and will be effective only when actually received by the Corporate Secretary of the Corporation, acting on behalf of the Board, during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     8.4 AMERICAN JOBS CREATION ACT OF 2004. To the extent applicable, it is intended that this Plan comply with the provisions of Section 409A of the Code. The Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted under Section 409A of the Code and may be made by the Corporation without the consent of the Participants).

     8.5 NO RIGHT OF NOMINATION. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Corporation's shareholders.

     8.6 SHARES AVAILABLE. The Shares delivered under the Plan may be either treasury shares, originally issued Shares, or Shares that have been reacquired by the Corporation, including Shares purchased in the open market.

     8.7 STOCK SPLITS/STOCK DIVIDENDS. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares, or the like, the aggregate number of and class of Shares and Deferred Stock Units awarded hereunder may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     8.8 SUCCESSORS. All obligations of the Corporation under the Plan with respect to awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

     8.9 REQUIREMENTS OF LAW. The Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.10 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     8.11 ANNUAL REPORTS. Participants shall receive annual reports providing detailed information about their Accounts and changes in their Accounts during the preceding year.

CHICAGO, ILLINOIS
MARCH 23, 2007


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

EXHIBIT A

                                DEFERRAL ELECTION
                                   FOR ______

                                 USG CORPORATION
                          DEFERRED COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS

1. ANNUAL DEFERRAL ELECTION WITH RESPECT TO ______ SERVICE YEAR. Pursuant and subject to the terms of the USG Corporation Deferred Compensation Program for Non-Employee Directors (the "Plan"), I hereby elect to defer the following percentage of my Board Compensation for the ______ Service Year into Deferred Stock Units:

     ___% of quarterly retainer payments

     ___% of July 1 payment

2. IRREVOCABLE ELECTION WITH RESPECT TO PAYMENT OF ACCOUNT FOLLOWING TERMINATION OF SERVICE. (Complete this section only if you have not previously filed a Deferral Election under the Plan.) I hereby make the following irrevocable election as to the manner of payment of my Account following my Termination of Service under the Plan (indicate only one choice with an "X"):

     [ ] I elect to have my Account paid to me in a lump sum payment following my Termination of Service pursuant to Section 6.1(b) of the Plan.

     [ ] I elect to have my Account paid to me following my Termination of Service in two installments pursuant to Section 6.1(c) of the Plan.

3. ACKNOWLEDGMENT. I acknowledge that my elections under Items 1 and 2 of this document are irrevocable and that my rights hereunder are subject to the terms and conditions of the Plan.

                                        Date:
-------------------------------------         ----------------------------------
Signature of Participant

Name of Participant:

-------------------------------------   ----------------------------------------
First              M.I.   Last          Social Security Number

EXHIBIT B

                                 PAYOUT ELECTION

                                 USG CORPORATION
                          DEFERRED COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS

1. PAYOUT ELECTION WITH RESPECT TO ACCOUNT. Pursuant to Section 6.1(a) of the USG Corporation Deferred Compensation Program for Non-Employee Directors (the "Plan"), I hereby irrevocably elect to have my Account paid to me in the form of (indicate only one choice with an "X", fill in percentages if applicable):

     [ ]  All in cash

     [ ]  All in Shares

     [ ]  ___% in cash and ___% in Shares

2. ACKNOWLEDGMENT. I acknowledge that my election under Items 1 of this document is irrevocable and that my rights hereunder are subject to the terms and conditions of the Plan.

                                        Date:
-------------------------------------         ----------------------------------
Signature of Participant

Name of Participant:

-------------------------------------   ----------------------------------------
First              M.I.     Last        Social Security Number

EXHIBIT C

                                 USG CORPORATION
                          DEFERRED COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS

________________________________________________________________________________
                               Name (Please Print)

In the event of my death, the following person is to receive any benefits payable under the USG Corporation Deferred Compensation Program for Non-Employee Directors ("Plan").

NOTE: The primary beneficiary(ies) will receive your Plan benefits. If more than one primary beneficiary is indicated, the benefits will be split among them equally. If you desire to provide for distribution of benefits among primary beneficiaries on other than an equal basis, please attach a sheet explaining the desired distribution in full detail. If the primary beneficiary(ies) is no longer living, the secondary beneficiary(ies) will receive the benefits, in a similar manner as described above for the primary beneficiary(ies).

                    [ ] Primary Beneficiary            [ ] Secondary Beneficiary

________________________________________________________________________________
Last Name               First             M.I.                      Relationship

________________________________________________________________________________
Street Address                            City, State, Zip Code

_____________________________________________
Beneficiary Social Security or Tax ID Number

                    [ ] Primary Beneficiary            [ ] Secondary Beneficiary

________________________________________________________________________________
Last Name               First             M.I.                      Relationship

________________________________________________________________________________
Street Address                            City, State, Zip Code

_____________________________________________
Beneficiary Social Security or Tax ID Number

If a trust or other arrangement is listed above, include name, address, and date of arrangement below:

________________________________________________________________________________
Name                          Address                      Date

[ ] For additional beneficiary, check here and attach an additional sheet of paper.

This supersedes any beneficiary designation previously made by me under this Plan. I reserve the right to change the beneficiary at any time.


-------------------------------------   ----------------------------------------
Date                                    Sign Your Full Name Here


                                        ----------------------------------------
                                        Your Social Security Number


Date received by USG Corporation        ----------------------------------------


                                        By:
-------------------------------------       ------------------------------------